                                                                     Exhibit 10


                     FISCAL 1998 STOCK PURCHASE/OPTION AWARD

                          SPECIAL TERMS AND CONDITIONS

         These Special Terms and Conditions govern all Options awarded under the Fiscal 1998 Stock Purchase/Option Award of Darden Restaurants, Inc. (the "1998 Award") approved by the Committee on June 17, 1997. Capitalized words not otherwise defined in these special terms and conditions have the meaning given in the Summary of Terms and Conditions that appears on your Option award certificate (the "Summary") and in Darden's Stock Option and Long Term Incentive Plan of 1995 (the "Plan"). By your acceptance of a grant of Options under the 1998 Award, you agree to be bound by these Special Terms and Conditions.

         1. Summary of the 1998 Award. Under the 1998 Award, key executives of Darden are eligible to receive two Options for each share of Darden common stock (the "Deposit Shares") newly acquired during the period from July 14, 1997, through and including July 25, 1997 (the "Window Period"), and maintained on deposit with Darden's Compensation Department or any agent designated by Darden (the "Agent"). You must purchase the Deposit Shares on the open market and may arrange to do so by contacting Darden's Compensation Department. Except as to
(a) Options that expire within six months from the last day of the Window Period and (b) Bonus Replacement Options ("BRO's") elected for fiscal year 1997, Deposit Shares may not be purchased through the exercise of any pre-existing vested Options that you own, may not be used in Darden's restricted stock matching program, and must remain free of all security interests, liens and other charges except those created to secure any loans made pursuant to the 1998 Award.

         To facilitate your purchase of Deposit Shares, Darden or its subsidiary will loan you up to seventy-five percent (75%) of the purchase price for any purchase of Deposit Shares occurring during the Window Period. The terms and conditions of the loan for which you are eligible are set forth in a Non-Negotiable Promissory Note (the "Note"), a copy of which is attached to these Special Terms and Conditions. All Deposit Shares purchased in any transaction for which you receive a loan in an amount equal to seventy-five percent (75%) of the aggregate purchase price must be pledged as security for the loan in accordance with a Stock Pledge Agreement (the "Pledge Agreement"), a copy of which is attached to these Special Terms and Conditions. If you receive a loan of less than seventy-five percent (75%) of the aggregate purchase price for a single purchase of Deposit Shares, you must pledge as security for the loan four Deposit Shares for every three purchased with proceeds from the loan.

         Options that are granted under the 1998 Award at the Committee's meeting on June 17, 1997, are conditioned on the purchase of Deposit Shares during the Window Period and their deposit with the Agent on or before August 1, 1997. All Options granted under the 1998 Award will be further conditioned as provided below, in the Summary and in the Plan.

         2. Award Eligibility Requirements. Under the 1998 Award, you will receive two Options for each eligible Deposit Share. The maximum number of Deposit Shares for which you are eligible to receive Options under the 1998 Award is called your "Maximum Eligible Amount". Your Maximum Eligible Amount includes Deposit Shares having an aggregate value up to but not exceeding the following amounts:

         (a) thirty-five percent (35%) of your base salary if you are a regularly reporting officer subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b) Officers"); or

         (b) twenty-five percent (25%) of your base salary if you are a Senior Vice President or its equivalent, but are not a Section 16(b) Officer; or

         (c) twelve and one-half percent (12.5%) of your base salary if you are a Vice President or its equivalent, but are not a Section 16(b) Officer.

         The number of Deposit Shares comprising your Maximum Eligible Amount will be the applicable dollar amount from the preceding list divided by $9.00, which is the average of the high and low per share trading prices of Darden common stock on June 17, 1997. Fractional shares will be rounded down to the nearest whole number.

         In order to receive and remain eligible for Options under the 1998 Award, you must purchase during the Window Period and deposit with the Agent on or before August 1, 1997, a number of Deposit Shares equal to at least fifty percent (50%) of your Maximum Eligible Amount. The number of Deposit Shares equaling fifty percent of your Maximum Eligible Amount, subject to the adjustments permitted below, is called your "Minimum Eligibility Requirement".

         If you fail to purchase during the Window Period and deposit with the Agent on or before August 1, 1997, a number of Deposit Shares that equals or exceeds your Minimum Eligibility Requirement, you will become ineligible to participate in the 1998 Award. In this event, the condition to all Options granted under the 1998 Award will fail, the Options will be null and void, and any loans made pursuant to the 1998 Award will become immediately due and payable.

         If you satisfy your Minimum Eligibility Requirement on or before August 1, 1997, but thereafter, fail to keep on deposit with the Agent a sufficient number of Deposit Shares to maintain your Minimum Eligibility Requirement, all unvested Options granted to you under the 1998 Award will expire, and all outstanding loans made to you under the 1998 Award will become due and payable as of the date you first fail to maintain the Minimum Eligibility Requirement. Notwithstanding the foregoing, your Minimum Eligibility Requirement for purposes of satisfying these Special Terms and Conditions may be adjusted, as provided below.

         3. Withdrawal of Deposit Shares. At any time after the vesting of any Options granted to you under the 1998 Award, you may request the withdrawal of one Deposit Share for each two Options vested. Your request for withdrawal of Deposit Shares must be made in writing to Darden's Vice President - Compensation. If your withdrawal of Deposit Shares will reduce the "Collateral" (as defined in the Pledge Agreement) for any loan to you under the 1998 Award, your request for withdrawal must be accompanied by a pro rata payment of your loan, as more particularly described in the Note and the Pledge Agreement. Your Minimum Eligibility Requirement will be reduced by the number of Deposit Shares returned to you as the result of your request and loan payment.

         If you receive a 1998 Award loan, then, after full vesting of all the Options granted to you under the 1998 Award, you may request the withdrawal of Deposit Shares at the time you make payments of principal pursuant to your Note. Your request must be made in writing to Darden's Vice President - Compensation at the time of your principal payment. The number of Deposit Shares that may be withdrawn corresponds to the number of shares by which the "Collateral" (as defined in the Pledge Agreement) may be reduced pursuant to the second paragraph of section 5 of the Pledge Agreement. Your Minimum Eligibility Requirement will be reduced by the number of Deposit Shares returned to you as a result of your principal payment.

         At any time after August 1, 1997, provided you have exceeded your Minimum Eligibility Requirement as of that date, you may request the withdrawal of Deposit Shares corresponding to unvested Options granted to you under the 1998 Award, provided that you continue to satisfy your Minimum Eligibility Requirement following the withdrawal. Your request must be made in writing to Darden's Vice President - Compensation. If your withdrawal of Deposit Shares will reduce the "Collateral" (as defined in the Pledge Agreement) for any loan to you under the 1998 Award, your request for withdrawal must be accompanied by a pro rata payment of your loan, as more particularly described in the Note and the Pledge Agreement. Two unvested Options will be canceled for each Deposit Share returned to you as a result of your request and loan payment under this paragraph. Your Minimum Eligibility Requirement will not be reduced or otherwise affected by your withdrawal of Deposit Shares pursuant to this paragraph.

         4. Other Terms and Conditions. Your Options and the 1998 Award are subject to the Summary printed on the back of your Option certificate and to the Plan. If there is a conflict between the terms and conditions contained within these documents, the terms of the Plan will control. If the conflicting provisions are contained within these Special Terms and Conditions and the Summary, these Special Terms and Conditions will control.

         5. Incorporation by Reference. All terms and conditions of the Plan, the Summary, the Note and the Pledge Agreement are incorporated into these Special Terms and Conditions.

         6. Assistance. You should direct your requests for assistance with the 1998 Award to Darden's Vice President - Compensation at the following location:

            Compensation Department
            Attention:  Vice President - Compensation
            5900 Lake Ellenor Drive - 2nd Floor
            Orlando, Florida  32809.

                                                             Exhibit 10 (con't)


                                 NON-NEGOTIABLE
                                 PROMISSORY NOTE

$                                                               July     , 1997
 --------------------                                                ----

          FOR VALUE RECEIVED,                             (the "Maker") promises
to pay to the order of GMRI, Inc., a Florida corporation (which together with any successor, assignee or endorsee is hereinafter referred to as the "Holder"), at 5900 Lake Ellenor Drive, Orlando, Florida 32809, or at such other place as the Holder may designate in writing, in lawful money of the United States of
America, the principal sum of                                 and No/100 Dollars
($                ), together with interest as described below and in accordance with the following terms and provisions:

          1. Interest Rate; Default Interest Rate. Interest will accrue on the outstanding principal balance of this Note at a rate of six and fifty-four one hundredths percent (6.54%) per annum. In addition, after a default by the Maker under this Note or under any document securing payment of this Note, interest will accrue on the outstanding principal balance hereof at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by law.

          2. Interest Payments. For so long as the Maker remains on the active payroll of Darden Restaurants, Inc. or any of its wholly owned subsidiaries (the "Company"), accrued interest will be payable in arrears beginning in weekly installments by automatic payroll deduction beginning on the eighth day of August, 1997, and continuing thereafter on each successive payroll payment date of the Company until all outstanding principal and interest under this Note have been paid in full. If the Maker leaves the active payroll of the Company prior to full and final payment of this Note and does so without triggering a default or accelerated maturity under the Note, then accrued interest will be payable in arrears in monthly installments beginning on the first day of the first full calendar month following the Maker's change in payroll status and continuing on the first day of each successive calendar month until all outstanding principal and interest under this Note have been paid in full. All prorations and other determinations of interest payable under this Note will be calculated on the basis of the actual number of days in the calendar week, calendar month or calendar year for which such proration or determination is being made, and the actual number of days during which the principal balance remains outstanding. Unpaid interest will be compounded semiannually.

          3. Principal Payments. Payment of the principal of this Note will be made in three installments on the fifth, sixth and seventh anniversary of the date of this Note. Twenty-five percent (25%) of the then outstanding principal balance of this Note will be due and payable on each of the fifth and sixth anniversaries of the date hereof. On the seventh anniversary of the date of this Note, the entire remaining outstanding principal balance together with all accrued unpaid interest will be due and payable.

          4. Security and Purpose of Loan. The Maker's payment and performance of all the terms and conditions of this Note are secured by a stock pledge agreement of even date herewith executed by the Maker and the Holder (the "Pledge Agreement"). The loan evidenced by this Note is made to assist the Maker in satisfying the terms and conditions of the Fiscal 1998 Stock Purchase/Option Award of Darden Restaurants, Inc. (the "1998 Award"). The Maker will use all proceeds of the loan to purchase "Deposit Shares," as defined in the Special Terms and Conditions of the 1998 Award, and for no other purpose.

          5. Prepayment. This Note may be prepaid in whole or in part at any time without penalty. In addition, partial prepayments of principal will be made by the Maker if required under the Pledge Agreement

          6. Default and Accelerated Maturity. If any amount under this Note or under the Pledge Agreement is not paid when due and such default continues for five (5) days thereafter, the entire principal balance of this Note and all accrued interest thereon will become immediately due and payable. If any covenant, term, condition or other provision in this Note or in the Pledge Agreement is not performed, fulfilled, satisfied or met as promised or required, and such failure does not constitute a monetary default triggering acceleration under the preceding sentence, then the Holder will notify the Maker of the default. If the default is not fully rectified and cured within fifteen (15) days after the date of the notice, the entire principal balance of this Note and all accrued interest thereon will become immediately due and payable.

          Without limiting the generality of the foregoing, the entire outstanding principal balance of this Note, together with all accrued interest thereon, will become immediately due and payable without notice on the following dates:

          (a) the date of any voluntary or involuntary termination of the Maker's employment with the Company, provided that this subsection will not apply to termination of the Maker's employment by (i) death of the Maker, provided the debt evidenced by this Note is assumed in writing by all heirs, beneficiaries and other persons or entities succeeding to the Maker's ownership interest in all or any portion of the "Collateral" (as defined in the Pledge Agreement) within ninety (90) days after the Maker's death, (ii) retirement after age 55 with at least ten years of service with the Company or its predecessors or (iii) if approved in writing by the Holder in its sole discretion, early retirement;

          (b) the date on which the "Collateral" (as defined in the Pledge Agreement) is withdrawn from the pledge account securing this Note, provided that if the "Collateral" is only partially withdrawn, principal and accrued interest under this Note will be payable in the amounts specified in the Pledge Agreement; and

          (c) August 1, 1997, if the Maker has by that date failed to purchase and place on deposit sufficient "Deposit Shares" to satisfy his or her "Minimum Eligibility Requirement" as more particularly provided and as such terms are defined in the Special Terms and Conditions of the 1998 Award.

          7. Right of Set-Off. The Maker expressly agrees that, if a default or accelerated maturity occurs pursuant to Section 6 of this Note, the Holder has a right of set-off to satisfy the debt evidenced by this Note. The right of set-off will entitle the Holder (a) to withhold any payments owing from the Company to the Maker, including but not limited to salary and bonus payments, pension and retirement benefits, and expense reimbursements, and (b) to draw upon any account maintained by the Company or its agent for the benefit of the Maker or in the Maker's name. The Holder will provide written notice to the Maker prior to exercising this right of set-off.

          8. Late Charge. The Maker will pay to the Holder a late charge equal to five percent (5%) of any amount due under this Note but not received by the Holder within fifteen (15) days after the due date. The Maker agrees that the late charge will be collected not as a penalty, but as compensation to the Holder for the costs of collecting the late payment. This provision will not be construed to extend the due date for any amount required to be paid under this Note. The Holder will have no obligation to accept any late payment not accompanied by the required late charge.

          9. Waiver; Extensions. Presentment, demand, notice of dishonor, the homestead exemption, and all other exemptions provided the Maker are waived. No delay, failure or omission by the Holder in exercising any of its rights hereunder or at law or in equity (including, without limitation, the right of acceleration) will be construed as a novation of this Note or will operate as a waiver or prevent the subsequent exercise of any or all of such rights. Acceptance by the Holder of any sum payable under this Note, whether before, on or after the due date of such payment, will not be a waiver of the Holder's right to require prompt payment when due of all other sums payable under this Note or to exercise any of the Holder's rights, powers or remedies under this Note. No extension of the time for any payment under this Note will operate to release, discharge, modify, or otherwise affect the liability of the Maker unless the Holder agrees in writing.

          10. Collection Costs, Documentary Stamp Tax and Other Expenses. The Maker will pay all costs, fees and expenses (including court costs and attorneys' fees) incurred by the Holder in collecting or attempting to collect any amount that becomes due under this Note or in seeking legal advice with respect to a default under this Note. In addition, the Maker will pay all costs and expenses arising out of the execution and delivery of this Note, including but not limited to all documentary stamp taxes and other taxes that may be charged or imposed by local, state or federal governments.

          11. Governing Law; Usury. This Agreement will be governed by Florida Law. It is the intention of the Maker and the Holder to comply with the usury laws of the United States and the State of Florida. Accordingly, it is agreed that, notwithstanding any provision in this Note to the contrary, this Note will not require the payment of, or permit the collection of interest in excess of the maximum permitted by law.

          12. Notices. All notices, requests, demands and other communications with respect to this Note will be in writing and will be delivered by hand, sent prepaid by air courier or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses designated below:

              If to Holder:     GMRI, Inc.
                                Attn: Vice President - Compensation
                                5900 Lake Ellenor Drive
                                Orlando, Florida 32809

              If to Maker:      ...................................
                                ...................................
                                ...................................
                                ...................................

          Any notice, request, demand or other communication delivered or sent in such manner will be deemed given or made when actually received by the intended recipient. Rejection or other refusal to accept, or the inability to deliver because of a changed address of which no notice was given, will be deemed to be receipt of the notice, request, demand or other communication sent. The Maker or the Holder may change its address by notifying the other party of the new address in any manner permitted by this section.

          13. Amendments Only in Writing. This Note or any provision hereof may be waived, changed, modified or discharged only by an agreement in writing signed by the Maker and the Holder.

          14. Time of Essence. TIME IS OF THE ESSENCE with respect to the performance by the Maker of each of its obligations hereunder.

          15. Authorization for Payroll Deduction. The Maker authorizes the Company to deduct amounts due under this Note from payroll installments payable by the Company to the Maker. The Maker agrees that all interest payments due under this Note will be made by way of payroll deduction for so long as the Maker remains on the Company's active payroll, and that no additional authorization, consent or notice will be required for the Company to commence or continue payroll deduction for these purposes.

          IN WITNESS WHEREOF, the Maker has executed this Note in the County of
                    ,                  .
-------------------   -----------------


                                         ------------------------------------
                                         Name:
                                              -------------------------------

COUNTY OF
         ----------
STATE OF
         ----------

          This instrument was executed before me and in my presence this ___ day
of July, 1997, in           County,           , by                             .
                  ---------                        ----------------------------


                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:
                                                               --------------

                                                             Exhibit 10 (con't)


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT dated as of July      , 1997 (the
"Agreement"), by and between                (the "Pledgor"),
(the "Pledgor's Spouse") and GMRI, Inc., a Florida corporation (the "Secured Party"), recites and provides:

RECITALS

         The Pledgor has executed and delivered a promissory note of even date herewith (the "Note") made by the Pledgor payable to the order of the Secured
Party in the principal amount of $             , together with accrued interest
thereon at the rate of six and fifty-four one hundredths percent (6.54%) per year. The Pledgor has agreed to pledge and deliver to the Secured Party as
security for the payment of the indebtedness evidenced by the Note,       shares
of common stock of Darden Restaurants, Inc., a Florida corporation, in accordance with the terms and conditions set forth in this Agreement. The Pledgor's Spouse has agreed to join in the execution of this Agreement to release all marital property rights, if any, in and to the "Collateral" (defined below).

PLEDGE AGREEMENT

         NOW, THEREFORE, the parties to this Agreement agree as follows:

         1. Pledge of Collateral. The Pledgor hereby assigns and delivers to the Secured Party, with appropriate stock powers and endorsements in blank or other
appropriate instruments of assignment,         shares of common stock of Darden
Restaurants, Inc. (Such securities, and any replacements or substitutions thereof, and all accessions thereto, are referred to in this document as the "Collateral"). All of the Collateral will be held by the Secured Party subject to the terms and conditions of this Agreement.

         2. Certificates. The Pledgor agrees to deliver promptly to the Secured Party, with stock powers or endorsements in blank or other appropriate instruments of assignment, all certificates (if any) representing stock dividends or stock splits or rights to purchase or subscribe for additional stock, or other rights, accessions or increments with respect to any securities constituting a portion of the Collateral. Such certificates (if any) will be held by the Secured Party subject to the terms and conditions of this Agreement.

         3. Secured Indebtedness. This pledge of the Collateral secures all indebtedness of the Pledgor to the Secured Party evidenced by the Note, including any attorney's fees and other expenses incurred in the collection of the Note.

         4. Satisfaction of Indebtedness. Upon payment of the entire indebtedness of the Pledgor to the Secured Party evidenced by the Note, this Agreement will terminate and all the Collateral will be returned and delivered by the Secured Party to the Pledgor.

         5. Reduction of Collateral. The Secured Party has granted to the Pledgor a certain stock option award dated June 17, 1997, pursuant to the Fiscal 1998 Stock Purchase/Option Award of Darden Restaurants, Inc. (the "1998 Award"). Under certain circumstances, more particularly described in the Special Terms and Conditions of the 1998 Award, the Pledgor may be entitled to reduce the Collateral conditioned, however, on a pro rata payment of the indebtedness evidenced by the Note. In the event the Pledgor becomes entitled to reduce the Collateral under the 1998 Award, the Pledgor will notify the Secured Party and simultaneously pay to the Secured Party an amount (the "Paydown") equal to the principal then outstanding under the Note times a fraction, the numerator of which equals the number of shares of common stock by which the Collateral is to be reduced and the denominator of which equals the number of shares of common stock comprising the Collateral prior to the reduction. The Secured Party will apply the Paydown against the indebtedness evidenced by the Note and release to the Pledgor the number of shares of common stock by which the Collateral is to be reduced.

         After full vesting of all Options granted to the Pledgor under the 1998 Award, provided the Pledgor is not then in default under this Agreement or under the Note, the Pledgor may be entitled to reduce the Collateral upon making payments of principal under the Note. The Pledgor will notify the Secured Party at the time of the principal payment that a reduction of the Collateral is requested. Upon receipt of the principal payment and the accompanying notice, the Secured Party will reduce the Collateral by the number of shares of common stock that equals the total of all shares then comprising the Collateral times a fraction, the numerator of which is the amount of principal being paid and the denominator of which is the total outstanding principal under the Note prior to the payment.

         Except as permitted by the 1998 Award or this Agreement, the Collateral may not be reduced or otherwise released prior to the full and final payment of all indebtedness evidenced by the Note.

         6. Pledgor's Representation. The Pledgor represents, warrants and covenants that he or she is the lawful owner of all of the Collateral, free and clear of all liens or claims of any sort whatsoever, other than the lien established by this Agreement, and that he or she will maintain the Collateral free of all such liens or claims until all indebtedness evidenced by the Note is fully and finally paid.

         7. Further Assurances. The Pledgor covenants and agrees to execute and deliver or cause to be executed and delivered, and to do or make or cause to be done or made, upon the request of the Secured Party, any and all agreements, instruments, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by the Secured Party for the purpose of, or in connection with, perfecting and completing the pledge of the Collateral in accordance with the terms and conditions of this Agreement.

         8. Dividends and Voting Rights. So long as there exists no event of default under this Agreement or under the Note, subject to the provisions of paragraphs 2 and 9 hereof, the Pledgor will have and enjoy all rights attaching to the Collateral, including the right to receive all dividends and the right to exercise any and all voting rights.

         9. Default and Remedies. In the event of any default by the Pledgor in the payment of any sum under this Agreement or any indebtedness of the Pledgor evidenced by the Note, which default continues for a period of five (5) days, or any other default under the Note or under this Agreement which continues for a period of fifteen (15) days after written notice given by the Secured Party to the Pledgor in accordance with the provisions of the Note, all right, title and ownership in and to the Collateral will transfer ipso facto to the Secured Party, at its option. The transfer of the Collateral to the Secured Party will include all rights attaching to the Collateral, including the right to receive all dividends and the right to exercise any and all voting rights. Such transfer and delivery of the Collateral will be accepted by the Secured Party in full or partial satisfaction of the outstanding indebtedness evidenced by the Note, which indebtedness will be reduced by an amount equal to the value of the Collateral on the date of its delivery to the Secured Party. The value of the Collateral will be calculated on the basis of the closing price of Darden Restaurants, Inc. common stock on the New York Stock Exchange on the date of transfer to the Secured Party. If the value of the Collateral is insufficient to discharge the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Pledgor will remain liable for the deficiency. If the value of the Collateral equals or exceeds the outstanding indebtedness and other costs and expenses owed under the Note and this Agreement, the Secured Party will transfer to the Pledgor any overage in the form of common stock of Darden Restaurants, Inc. with a cash payment for any fractional share, and thereafter the Pledgor will have no other or further liability arising from such indebtedness.

         10. Expenses. The Pledgor will pay any and all expenses related to the execution of this Agreement and pledge of the Collateral, including any taxes or assessments imposed by local, state or federal governments. The Pledgor will also pay all costs of collection and enforcement of this Agreement and the Note (including reasonable attorneys' fees) in the event of default or failure of the Pledgor to fulfill any term, covenant or condition under this Agreement, the Note, or the 1998 Award. Any other expenses incurred in connection with this Agreement or the pledge of the Collateral hereunder will be borne by the Secured Party and will not be charged against or paid from the Collateral.

         11. Binding Agreement; Governing Law. This Pledge Agreement will bind the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement will be governed by Florida Law.

         12. Joinder of Pledgor's Spouse. The Pledgor's Spouse joins in the execution of this Agreement to evidence his or her consent to the pledge of the Collateral by the Pledgor, and to release any and all marital rights that may exist in and to the Collateral.


         IN WITNESS WHEREOF, the Pledgor, the Pledgor's Spouse and the Secured Party have executed or caused this Pledge Agreement to be executed in their names as of the date first above written.

PLEDGOR                                     PLEDGOR'S SPOUSE


---------------------------------           ---------------------------------
Name:                                       Name:
     ----------------------------                ----------------------------

SECURED PARTY

GMRI, INC.

By:
   ------------------------------
Title:
      ---------------------------


COUNTY OF
          ----------------
STATE OF
          ----------------

         This instrument was executed before me and in my presence this     day
of July, 1997, in  County,            ,              by                       .
                           ----------   -----------     ----------------------


                                             ---------------------------------
                                             Notary Public
                                             My Commission Expires:
                                                                   -----------


COUNTY OF
          ----------------
STATE OF
          ----------------

         This instrument was executed before me and in my presence this     day
of July, 1997, in  County,            ,              by                       .
                           ----------   -----------     ----------------------


                                             ---------------------------------
                                             Notary Public
                                             My Commission Expires:
                                                                   -----------


COUNTY OF
          ----------------
STATE OF
          ----------------

         The foregoing instrument was acknowledged before me this        day of
July, 1997, by                  ,                      of GMRI, Inc., a Florida
corporation, on behalf of the corporation.


                                             ---------------------------------
                                             Notary Public
                                             My Commission Expires:
                                                                   -----------